INTER-TEL, INCORPORATED
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 31, 2006

TO THE SHAREHOLDERS:
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Inter-Tel, Incorporated (the “Company”), an Arizona corporation, will be held on May 31, 2006, at 8:00 a.m., local time, at the Sheraton Phoenix Airport Hotel located at 1600 S. 52nd Street, Tempe, Arizona 85281, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified;

2. To approve the reincorporation of the Company into Delaware;

3. To approve a special resolution authorizing the Company’s Board of Directors (sometimes referred to below as the “Board of Directors,” the “Board” or the “Inter-Tel Board”) to effect an amendment to the Company’s charter documents requiring the approval of a majority of disinterested shareholders to effect certain business combination transactions involving interested parties;

4. To consider and ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm; and

5. To consider and ratify a proposal to adjourn the Annual Meeting, if necessary, to solicit additional votes in favor of Proposals 1 through 4.
      We will transact such other business as may properly come before the meeting or any adjournment thereof.
      Each of the foregoing items of business is more fully described in the Proxy Statement accompanying this Notice and will be discussed at the Annual Meeting with adequate time allotted for shareholder questions.
      Only shareholders of record at the close of business on March 22, 2006 (the “Record Date”) are entitled to notice of and to vote at the meeting. A copy of the Company’s 2005 Annual Report to Shareholders, which includes certified financial statements, will be mailed with this Notice and Proxy Statement on or about May 15, 2006 to all shareholders of record on the Record Date. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. PROPERLY VOTING THE ENCLOSED PROXY CARD AUTOMATICALLY REVOKES ANY PROXY PREVIOUSLY SIGNED OR RETURNED BY YOU.
      All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign, date and return the Proxy Card as promptly as possible in the postage-prepaid envelope provided, or to vote by telephone or the Internet according to the instructions provided on the proxy card. Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy. If you hold your shares through a bank, broker or other custodian, you must present a legal proxy from the record holder of your shares in order to vote at the meeting.

Sincerely,

KURT R. KNEIP, Secretary
Phoenix, Arizona
May 10, 2006

      A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. Directors will be elected by a plurality of votes cast; the eleven persons receiving the highest number of votes shall be elected as the directors of the Company.
      Proposal Nos. 2 and 3 must be approved by an affirmative vote of a majority of the outstanding shares entitled to vote. Abstentions and broker “non-votes” resulting from a broker’s inability to vote a client’s shares on non-discretionary matters will have the same effect as votes against the approval of Proposal Nos. 2, and 3.
      Proposal Nos. 4 and 5 must be approved by the affirmative vote of a majority of the shares represented and voting at the Annual Meeting. Consequently, with respect to such proposals, abstentions and Broker “non-votes” resulting from a broker’s inability to vote a client’s shares on non-discretionary matters will have no effect on the outcome of the vote on such proposals.
      If the enclosed Proxy Card is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. If no instructions are indicated with respect to certain proposals, the proxy will be voted with respect to such proposals as follows: FOR the nominees listed in Proposal 1, with such votes being cumulated at the sole discretion of the proxy holders; and FOR Proposals 2, 3, 4, 5.
      It is the intent of the Company’s proxy holders to retain discretionary authority to vote on matters presented to the meeting for which the Company did not have adequate notice pursuant to Rule 14a-4(c)(1).
      Telephone and Internet voting will also be allowed according to the instructions provided on the proxy card submitted with this proxy.
      The cost of this proxy solicitation will be borne by the Company, including preparation, assembly, printing and mailing of solicitation materials. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock beneficially owned by others to forward these materials to the beneficial owners of our Common Stock. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares of the Company’s Common Stock for expenses incurred in forwarding solicitation material to such beneficial owners. Although solicitation of proxies will generally be made by mail, proxies also may be solicited by certain of the Company’s directors, officers and regular employees, personally or by telephone or facsimile without additional compensation. We previously retained Innisfree M&A Incorporated as our proxy solicitor; however, in light of recent events, we no longer require their proxy solicitation services.
Deadline for Receipt of Shareholder Proposals
      Proposals of shareholders of the Company that are intended to be presented by such shareholders at the annual meeting of the Company for the fiscal year ending December 31, 2006 must be received by the Company no later than January 10, 2007, in order to be included in the proxy statement and form of proxy relating to such meeting.
      SEC rules also establish a different deadline for submission of shareholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting. The discretionary vote deadline for the 2006 Annual Meeting was April 8, 2006. If a shareholder gives notice of such a proposal after the discretionary vote deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company’s year 2007 Annual Meeting. Your Proxy when properly executed will be voted as directed or, if no direction is given, will be voted for each of proposals 1 through 5, and in the discretion of the Company’s proxy holders on such other matters as may properly come before the meeting or any adjournments or postponements thereof. The discretionary vote deadline for the 2007 Annual Meeting is April 1, 2007, 45 calendar days prior to the anniversary of the mailing date of this proxy statement.

INTER-TEL, INCORPORATED ANNUAL MEETING OF SHAREHOLDERS
Tuesday, May 31, 2006, 8:00 A.M.
Tempe, Arizona
This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 31, 2006.
The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR“ Items 1 through 5.
By signing the proxy, you revoke all prior proxies and appoint Norman Stout, Jeffrey T. Ford and Kurt R. Kneip, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH OF PROPOSALS 1 THROUGH 5.
There are three ways to vote your Proxy. Your Internet or telephone votes authorize the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
1. VOTE BY INTERNET — www.eproxy.com/intl/— QUICK     ¶¶¶          EASY     ¶¶¶     IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 31, 2006

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.
2. VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK     ¶¶¶          EASY     ¶¶¶     IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 31, 2006.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located above.

•	Follow the simple instructions the voice provides you.
3. VOTE BY MAIL
      Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Inter-Tel, Incorporated, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.
      If you vote by Internet or by Phone, please do not mail your Proxy Card.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)